Exhibit 23(b)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Sequa Corporation of our report dated March 17, 2000 included in Sequa Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

                                           ARTHUR ANDERSEN LLP




New York, New York
May 4, 2000